UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 12, 2026

INSULET CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33462	04-3523891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Nagog Park
Acton	Massachusetts	01720
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(978)	600-7000

Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	PODD	The NASDAQ Stock Market, LLC

Item 7.01	Regulation FD Disclosure
On March 12, 2026, Insulet Corporation (the “Company”) issued a press release regarding a voluntary medical device correction. A copy of the press release is furnished herewith as Exhibit 99.1.

While it is too early to ascertain the exact cost of the voluntary medical device correction, the Company currently expects to incur up to $40 million of costs associated with this event, all in 2026. These costs will be excluded from adjusted results. Accordingly, Insulet is not changing its previously issued 2026 guidance as a result of this voluntary action.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Forward-Looking Statements

This current report on Form 8-K includes certain forward-looking statements within the meaning of the Private Litigation Securities Reform Act of 1995, as amended. Forward-looking statements relate to future events, including statements concerning the Company’s plans or expectations regarding the voluntary medical device correction, effects of the voluntary medical device correction on the Company’s business, operations, and financial performance or guidance, and expected costs of the voluntary medical device correction, and involve known and unknown risks, uncertainties and other factors, many of which are beyond the Company’s control, that may cause the actual results, performance or achievements of the Company to be materially different from its current expectations, assumptions, plans, guidance, estimates and projections, including (but not limited to) the financial, operational, and reputational impact and costs of the voluntary medical device correction, future actions by the FDA and other regulatory bodies, the possibility that the voluntary medical device correction could subject the Company to disputes, claims or proceedings that may adversely affect its business and financial operation and other factors detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission, including those discussed under “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2025. The Company encourages you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this report. The forward-looking statements made in this report are made only as of the date of this report, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances except as required by applicable law.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

No.	Exhibit
99.1	Press Release dated March 12, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION

March 12, 2026	By:	/s/ John W. Kapples
	Name:	John W. Kapples
	Title:	Senior Vice President, General Counsel